UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2025

CANTOR EQUITY PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42250	98-1576482
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On April 22, 2025, Cantor Equity Partners, Inc., a Cayman Islands exempt company (the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among the Company, Twenty One Capital, Inc., a Texas corporation (“Pubco”), Twenty One Merger Sub D, a Cayman Islands exempted company, Twenty One Assets, LLC, a Delaware limited liability company, Tether Investments, S.A. de C.V., an El Salvador sociedad anónima de capital variable (“Tether”), iFinex, Inc., a British Virgin Islands company, and solely for the purposes of certain provisions in the Business Combination Agreement, Stellar Beacon LLC, a Delaware limited liability company.

Pursuant to the Business Combination Agreement, Tether agreed that within ten (10) business days thereof, it would purchase a number of Bitcoin equal to an aggregate purchase price of $458,700,000 (such purchase price being the sum of the expected gross cash proceeds from the subscription agreements for the convertible notes offering of Pubco (the “Convertible Notes PIPE”) and the offering of Class A ordinary shares by the Company (the “Equity PIPE” and, together with the Convertible Notes PIPE, the “PIPE Investments”) entered into on April 22, 2025 by Pubco and the Company with certain investors (the “PIPE Investors”), less a holdback amount of $52,000,000), and place such Bitcoin in a digital wallet held or operated by or on behalf of Tether (the “PIPE Digital Wallet”). Further, the Company agreed that, following such purchase, it would file a Current Report on Form 8-K with the United States Securities and Exchange Commission (the “SEC”) providing information about the purchase of such PIPE Bitcoin, including the average purchase price thereof, and including details regarding how the content of the PIPE Digital Wallet can be viewed.

Accordingly, the Company is filing this Current Report on Form 8-K (this “Report”) to announce to its shareholders and the PIPE Investors that, as required by the Business Combination Agreement, Tether has purchased 4,812.220927 Bitcoin (the “Initial PIPE Bitcoin”) for an aggregate purchase price of $458,700,000 and an average price per Bitcoin of $95,319.83. The Initial PIPE Bitcoin will be sold by Tether to Pubco at the closing of the transactions contemplated by the Business Combination Agreement (the “Business Combination”) upon the funding of the PIPE Investments by the PIPE Investors for a purchase price of $458,700,000.

The PIPE Digital Wallet and the Initial PIPE Bitcoin can be viewed at the following link: https://www.blockchain.com/explorer/addresses/btc/bc1qzup4k7zn9jur7a8kz0dnaernzyf60h8ez6s9cpmp23wfw5djhvusd4p0v3.

Additional Information and Where to Find It

Pubco and the Company intend to file with the SEC a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of the Company and a prospectus (the “Proxy Statement/Prospectus”) in connection with the Business Combination and the PIPE Investments (collectively, the “Proposed Transactions”). The definitive proxy statement and other relevant documents will be mailed to shareholders of the Company as of a record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. The Company and/or Pubco will also file other documents regarding the Proposed Transactions with the SEC. This Report does not contain all of the information that should be considered concerning the Proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF THE COMPANY AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PUBCO AND THE PROPOSED TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by the Company and Pubco, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Cantor Equity Partners, Inc., 110 East 59th Street, New York, NY 10022; e-mail: CantorEquityPartners@cantor.com, or upon written request to Twenty One Capital, Inc., via email at info@xxi.money, respectively.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

The convertible notes and the Class A ordinary shares of the Company to be issued in the PIPE Investments have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Participants in the Solicitation

The Company, Pubco and their respective directors, executive officers, certain of their shareholders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Proposed Transactions. A list of the names of such persons, and information regarding their interests in the Proposed Transactions and their ownership of the Company’s securities are, or will be, contained in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 28, 2025. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s shareholders in connection with the Proposed Transactions, including the names and interests of Pubco’s directors and executive officers, will be set forth in the Registration Statement and Proxy Statement/Prospectus, which is expected to be filed by Pubco and the Company with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This Report and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of the Company or Pubco, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Report contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Proposed Transactions involving Pubco and the Company, including expectations, intentions, and plans regarding Pubco, CEP and the Proposed Transactions, statements regarding the timing of the completion of the Proposed Transactions and the satisfaction of closing conditions to the Proposed Transactions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including, but not limited to: the risk that the Proposed Transactions may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; the risk that the Proposed Transactions may not be completed by the Company’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the Business Combination, including the approval of the Company’s shareholders, or either of the PIPE Investments; failure to realize the anticipated benefits of the Proposed Transactions; the level of redemptions of the Company’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A ordinary shares of the Company or the shares of Class A common stock of Pubco; the lack of a third-party fairness opinion in determining whether or not to pursue the Business Combination; the failure of Pubco to obtain or maintain the listing of its securities on any securities exchange after closing of the Proposed Transactions; costs related to the Proposed Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Pubco’s anticipated operations and business, including the highly volatile nature of the price of Bitcoin; the risk that Pubco’s stock price will be highly correlated to the price of Bitcoin and the price of Bitcoin may decrease between the signing of the definitive documents for the Proposed Transactions and the closing of the Proposed Transactions or at any time after the closing of the Proposed Transactions; risks related to increased competition in the industries in which Pubco will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding Bitcoin; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the Proposed Transactions, Pubco experiences difficulties managing its growth and expanding operations; the risks that growing Pubco’s learning programs and educational content could be difficult; challenges in implementing Pubco’s business plan including Bitcoin-related financial and advisory services, due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which Pubco’s Class A common stock will be listed or by the SEC, which may impact Pubco’s ability to list Pubco’s Class A common stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against Pubco, the Company or others following announcement of the Proposed Transactions, and those risk factors discussed in documents that Pubco and/or the Company filed, or that will be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of the Company dated as of August 12, 2024 and filed by the Company with the SEC on August 13, 2024, the Company’s Quarterly Reports on Form 10-Q, the Company’s Annual Report on Form 10-K and the Registration Statement that will be filed by Pubco and the Company and the Proxy Statement/Prospectus contained therein, and other documents filed by the Company and Pubco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither the Company nor Pubco presently know or that the Company and Pubco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of the Company and Pubco assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Company nor Pubco gives any assurance that either the Company or Pubco will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by the Company or Pubco or any other person that the events or circumstances described in such statement are material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2025

CANTOR EQUITY PARTNERS, INC.

By:	/s/ Brandon Lutnick
Name:	Brandon Lutnick
Title:	Chief Executive Officer

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